Exhibit 10.1

REGISTRATION RIGHTS AGREEMENT

THIS REGISTRATION RIGHTS AGREEMENT is made and entered into as of September 9, 2003 by and between Intraware, Inc., a Delaware corporation (“Company”), and each of the purchasers listed on Schedule I hereto (each a “Buyer” and collectively the “Buyers”), in connection with the Common Stock Purchase Agreement dated September 9, 2003 (the “Purchase Agreement”), by and between the Company and the Buyers.

SECTION 1.                                DEFINITIONS.  Capitalized terms used herein without definition have their respective meanings set forth in the Purchase Agreement.  As used in this Agreement, the following terms have the following meanings:

“Business Day” means each Monday, Tuesday, Wednesday, Thursday and Friday that is not a day on which banking institutions in The City of New York are authorized or obligated by law or executive order to close.

“Effectiveness Period” shall mean the period of time between the Filing Deadline Date and the Effectiveness Termination Date.

“Common Stock” means the shares of common stock, $0.0001 par value, of the Company.

“Company” has the meaning set forth in the first paragraph of this Agreement and also includes the Company’s successors.

“Deferral Notice” has the meaning set forth in Section 3(f) hereof.

“Deferral Period” has the meaning set forth in Section 3(f) hereof.

“Effectiveness Termination Date” means the date after which all of the Shares, then held by the Buyer, may be sold within a three month period pursuant to Rule 144 of the Securities Act without regard to volume limitations.

“Closing” has the meaning set forth in the Purchase Agreement.

“Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations of the SEC promulgated thereunder.

“Filing Deadline Date” has the meaning set forth in Section 2(a) hereof.

“Holder” means any Buyer, any transferee or assignee thereof to whom any Buyer assigns its rights under this Agreement and who agrees to become bound by the provisions of this Agreement in accordance with Section 7 and any transferee or assignee thereof to whom a transferee or assignee assigns its rights under this Agreement and who agrees to become bound by the provisions of this Agreement in accordance with Section 7.

“Losses” has the meaning set forth in Section 6(a) hereof.

“Material Event” has the meaning set forth in Section 3(f) hereof.

“Purchase Agreement” has the meaning set forth the first paragraph of this Agreement.

“Prospectus” means the prospectus included in any Registration Statement (including, without limitation, a prospectus that discloses information previously omitted from a prospectus filed as part of an effective registration statement in reliance upon Rule 430A promulgated under the Securities Act), as amended or supplemented by any amendment or prospectus supplement, including post-effective amendments, and all materials incorporated by reference or explicitly deemed to be incorporated by reference in such Prospectus.

“Registrable Securities” means the Common Stock purchased by the Buyers under the Purchase Agreement, and any security issued with respect thereto upon any stock dividend, split or similar event.

“Registration Statement” means the registration statement of the Company that covers any of the Registrable Securities pursuant to the provisions of this Agreement including the Prospectus, amendments and supplements to such registration statement, including post-effective amendments, all exhibits, and all materials incorporated by reference or explicitly deemed to be incorporated by reference in such registration statement.

“SEC” means the Securities and Exchange Commission.

“Securities Act” means the Securities Act of 1933, as amended, and the rules and regulations promulgated by the SEC thereunder.

SECTION 2.                                SHELF REGISTRATION.

(a)                                  The Company shall prepare or cause to be prepared, and use best efforts to file or to cause to be filed with the SEC, by the date (the “Filing Deadline Date”) forty-five (45) days after the Closing, a Registration Statement for an offering to be made on a delayed or continuous basis pursuant to Rule 415 of the Securities Act registering the resale from time to time by the Holders of the Registrable Securities.  The Registration Statement shall be on an appropriate form permitting registration of such Registrable Securities for resale by the Holders in accordance with the methods of distribution elected by the Holders and set forth in the Registration Statement.  The Company shall use commercially reasonable efforts to cause the Registration Statement to be declared effective under the Securities Act as promptly as is practicable and within one hundred and eighty (180) days after the Filing Deadline Date, but in no event later than three hundred and sixty-five (365) days after the Filing Deadline Date, and to keep the Registration Statement continuously effective under the Securities Act until the expiration of the Effectiveness Period.  At the time the Registration Statement is declared effective, the Holders shall be named as the selling securityholders in the Registration Statement and the related Prospectus in such a manner as to permit the Holders to deliver such Prospectus to purchasers of Registrable Securities in accordance with applicable law.

(b)                                 If the Company proposes to register any of its securities under the Securities Act in connection with the public offering of such securities solely for cash (other than a registration on Form S-4, Form S-8, or any successor or similar forms, or the registration statement filed pursuant to the Registration Rights Agreements dated August 12, 2002, by and between the Company and Zomax Incorporated), it will promptly, but not later than twenty-one (21) days before the anticipated date of filing such Registration Statement, give written notice to the Holders.  Upon the written request of any of the Holders made within fourteen (14) days after the receipt of any such notice (which request shall specify the Registrable Securities intended to be disposed of by any such Holder and the intended method of distribution thereof), the Company will use its reasonable efforts to effect the registration under the Securities Act of all Registrable Securities which the Company has been requested to register by such Holder in accordance with the intended methods of distribution specified in such request; provided, however, that (a) if, at any time after giving written notice of its intention to register any securities and prior to the effective date of the Registration Statement filed in connection with such registration, the Company determines for any reason not to proceed with such registration, the Company may, at its election, give written notice of such determination to the relevant Holders and, thereupon, will be relieved of its obligation to register any Registrable Securities in connection with such registration, and (b) in case of a determination by the Company to delay registration of its securities, the Company will be permitted to delay the registration of Registrable Securities for the same period as the delay in registering such other securities; provided, however, that the provisions of this Section 2(b) will not be deemed to limit or otherwise restrict the rights of the Holders under Section 2(a) of this Agreement.

(c)                                  The Company shall supplement and amend the Registration Statement if required by the rules, regulations or instructions applicable to the registration form used by the Company for such Registration Statement, if required by the Securities Act or, to the extent to which the Company does not reasonably object, as reasonably requested by the Holders.

(d)                                 Each Holder agrees that if they wish to sell Registrable Securities pursuant to the Registration Statement and related Prospectus, they will do so only in accordance with this Agreement.

SECTION 3.                                REGISTRATION PROCEDURES.  In connection with the registration obligations of the Company under Section 2 hereof, the Company shall:

(a)                                  Until the Effectiveness Termination Date, prepare and use its commercially reasonable efforts to file with the SEC such amendments and post-effective amendments to the Registration Statement as may be necessary to keep such Registration Statement continuously effective for the applicable period specified in Section 2(a); use its best efforts to cause the related Prospectus to be supplemented by any required Prospectus supplement, and as so supplemented to be filed pursuant to Rule 424 (or any similar provisions then in force) under the Securities Act; and use its commercially reasonable efforts to comply with the provisions of the Securities Act applicable to it with respect to the disposition of all securities covered by such Registration Statement until the

Effectiveness Termination Date in accordance with the intended methods of disposition by the sellers thereof set forth in such Registration Statement as so amended or such Prospectus as so supplemented.

(b)                                 As promptly as practicable give notice to the Holders (i) when the Registration Statement or any post-effective amendment has been declared effective, (ii) of the issuance by the SEC or any other federal or state governmental authority of any stop order suspending the effectiveness of the Registration Statement or the initiation or threatening of any proceedings for that purpose, (iii) of the receipt by the Company of any notification with respect to the suspension of the qualification or exemption from qualification of any of the Registrable Securities for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose, (iv) of the occurrence of (but not the nature of or details concerning) a Material Event and (v) of the determination by the Company that a post-effective amendment to the Registration Statement will be filed with the SEC, which notice may, at the discretion of the Company (or as required pursuant to Section 3(f)), state that it constitutes a Deferral Notice, in which event the provisions of Section 3(f) shall apply.

(c)                                  Use commercially reasonable efforts to obtain the withdrawal of any order suspending the effectiveness of a Registration Statement or the lifting of any suspension of the qualification (or exemption from qualification) of any of the Registrable Securities for sale in any jurisdiction in which they have been qualified for sale, in either case as promptly as practicable.

(d)                                 During the Effectiveness Period, deliver to any Holder in connection with any sale of Registrable Securities pursuant to the Registration Statement, without charge, as many copies of the Prospectus or Prospectuses relating to such Registrable Securities (including each preliminary prospectus) and any amendment or supplement thereto as any Holder may reasonably request; and the Company hereby consents (except during such periods that a Deferral Notice is outstanding and has not been revoked) to the use of such Prospectus or each amendment or supplement thereto by the Holders in connection with any offering and sale of the Registrable Securities covered by such Prospectus or any amendment or supplement thereto in the manner set forth therein.

(e)                                  Prior to any public offering of the Registrable Securities pursuant to the Registration Statement, register or qualify or cooperate with the Holders in connection with the registration or qualification (or exemption from such registration or qualification) of such Registrable Securities for offer and sale under the securities or Blue Sky laws of such jurisdictions within the United States as the Holders reasonably request in writing; prior to any public offering of the Registrable Securities pursuant to the Registration Statement, keep each such registration or qualification (or exemption therefrom) effective during the Effectiveness Period in connection with the Holders’ offer and sale of Registrable Securities pursuant to such registration or qualification (or exemption therefrom) and do any and all other acts or things necessary or advisable to enable the disposition in such jurisdictions of such Registrable Securities in the manner set forth in the Registration Statement and the related Prospectus; provided, that the Company will not be required to (i) qualify as a foreign corporation or as a dealer in securities in any jurisdiction where it would not otherwise be required to qualify but for this Agreement or (ii) take any action that would subject it to general service of process in suits or to taxation in any such jurisdiction where it is not then so subject.

(f)                                    Upon (A) the issuance by the SEC of a stop order suspending the effectiveness of the Registration Statement or the initiation of proceedings with respect to the Registration Statement under Section 8(d) or 8(e) of the Securities Act, (B) the occurrence of any event or the existence of any fact (a “Material Event”) as a result of which the Registration Statement shall contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, or any Prospectus shall contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, or (C) the occurrence or existence of any pending extraordinary corporate development, public filing with the SEC or other similar material event with respect to the Company that, in the reasonable discretion of the Company and after receipt of advice of outside legal counsel, makes it appropriate to suspend the availability of the Registration Statement and the related Prospectus, Company shall (i) in the case of clause (B) above, subject to the next sentence, as promptly as practicable prepare and file, if necessary pursuant to applicable law, a post-effective amendment to such Registration Statement or a supplement to the related Prospectus or any document incorporated therein by reference or file any other required document that would be incorporated by reference into such Registration Statement and Prospectus so that such Registration Statement does not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, and such Prospectus does not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, and, in the case of a post-effective amendment to a Registration Statement, subject to the next sentence, use its commercially reasonable efforts to cause it to be declared effective as promptly as is practicable, and (ii) give notice to the Holders that the availability of the Registration Statement is suspended (a “Deferral Notice”) and, upon receipt of any Deferral Notice, the Holders agree not to sell any Registrable Securities pursuant to the Registration Statement until the Holders’ receipt of copies of the supplemented or amended Prospectus provided for in clause (i) above, or until it is advised in writing by the Company that the Prospectus may be used, and has received copies of any additional or supplemental filings that are incorporated or deemed incorporated by reference in such Prospectus.  The Company will use commercially reasonable efforts to ensure that the use of the Prospectus may be resumed (x) in the case of clause (A) above, as promptly as is practicable, (y) in the case of clause (B) above, as soon as, in the reasonable discretion of the Company and after receipt of advice of outside legal counsel, public disclosure of such Material Event would not be prejudicial to or contrary to the interests of the Company or, if necessary to avoid unreasonable burden or expense, as soon as practicable thereafter and (z) in the case of clause (C) above, as soon as, in the reasonable discretion of the Company and after receipt of advice of outside legal counsel, such suspension is no longer appropriate  (such period, during which the availability of the Registration Statement and any Prospectus is suspended being a “Deferral Period”).  Notwithstanding the foregoing, no Deferral Period instituted pursuant to clause (B) or clause (C) above shall last for a period of time in excess of thirty (30) days from the date of the Material Event or other occurrence or state of facts on account of which such Deferral Period is instituted, and the Company shall institute no more than one (1) Deferral Period in the aggregate pursuant to clauses (B) and (C) above in any consecutive twelve (12) month period.

SECTION 4.                                HOLDERS’ OBLIGATIONS.  Each Holder agrees, by acquisition of the Registrable Securities, that it shall not be entitled to sell any of such Registrable Securities pursuant to the Registration Statement or to receive a Prospectus relating thereto, unless such Holder has furnished the Company with all information required to be disclosed in order to make the information previously furnished to the Company by such Holder not misleading and any other information regarding such Holder and the distribution of such Registrable Securities as the Company may from time to time reasonably request.  Any sale of any Registrable Securities by any Holder shall constitute a representation and warranty by such Holder that the information relating to such Holder and its plan of distribution is as set forth in the Prospectus delivered by such Holder in connection with such disposition, that such Prospectus does not as of the time of such sale contain any untrue statement of a material fact relating to or provided by such Holder or relating to its plan of distribution and that such Prospectus does not as of the time of such sale omit to state any material fact relating to or provided by such Holder or relating to its plan of distribution necessary to make the statements in such Prospectus, in the light of the circumstances under which they were made, not misleading.

SECTION 5.                                REGISTRATION EXPENSES.  The Company shall bear all fees and expenses incurred in connection with the performance by the Company of its obligations under this Agreement (including, without limitation, all registration and filing fees, fees with respect to filings required to be made with the National Association of Securities Dealers, Inc., fees and expenses of compliance with securities or blue sky laws, printing expenses, messenger, telephone and distribution expenses associated with the preparation and distribution of any Registration Statement, all fees and expenses associated with the listing of any Registrable Securities on any securities exchange or exchanges, the fees and disbursements of counsel for the Company and its accountants, any underwriting fees).  Notwithstanding the provisions of this Section 5, the seller of Registrable Securities shall pay all underwriting fees and expenses, selling commissions and stock transfer and documentary stamp taxes, if any, applicable to any Registrable Securities registered and sold by such seller and all registration expenses to the extent the Company is prohibited from paying such expenses under applicable law.

SECTION 6.                                INDEMNIFICATION.

(a)                                  INDEMNIFICATION BY THE COMPANY.  The Company shall indemnify and hold harmless each Holder and each person, if any, who controls any Holder (within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act) from and against any losses, liabilities, claims, damages and expenses (including, without limitation, any legal or other expenses reasonably incurred in connection with defending or investigating any such action or claim) (collectively, “Losses”), arising out of or based upon any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or Prospectus or in any amendment or supplement thereto or in any preliminary prospectus, or arising out of or based upon any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that the Company shall not be liable to any Holder in any such case to the extent that any such Losses arise out of or are based upon an untrue statement or alleged untrue statement contained in or omission or alleged omission from any of such documents in reliance upon and in conformity with any of the information relating to such Holder furnished to the Company in writing by such Holder expressly for use therein; provided further that the indemnification contained in this paragraph shall not inure to the benefit of any Holder of Registrable Securities (or to the benefit of any person controlling any Holder) on account of any such Losses arising out of or based upon an untrue statement or alleged untrue statement or omission or alleged omission made in any preliminary prospectus to the extent that a prospectus relating to such Registrable Securities was required to be delivered by any Holder under the Securities Act, if either (A) (i) such Holder failed to send or deliver a copy of the Prospectus with or prior to the delivery of written confirmation of the sale by such Holder to the person asserting the claim from which such Losses arise and (ii) the Prospectus would have corrected such untrue statement or alleged untrue statement or such omission or alleged omission, or (B) (x) such untrue statement or alleged untrue statement, omission or alleged omission is corrected in an amendment or supplement to the Prospectus and (y) having previously been furnished by or on behalf of the Company with copies of the Prospectus as so amended or supplemented, such Holder thereafter fails to deliver such Prospectus as so amended or supplemented, with or prior to the delivery of written confirmation of the sale of a Registrable Security to the person asserting the claim from which such Losses arise.

(b)                                 INDEMNIFICATION BY HOLDER.  Each Holder agrees to indemnify and hold harmless the Company and its respective directors and officers, and each person, if any, who controls the Company (within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act), from and against all Losses arising out of or based upon any untrue statement or alleged untrue statement of a material fact contained in any Registration Statement or Prospectus or in any amendment or supplement thereto or in any preliminary prospectus, or arising out of or based upon any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with information furnished to the Company in writing by such Holder, which relates solely to such Holder.

(c)                                  CONDUCT OF INDEMNIFICATION PROCEEDINGS.  In case any proceeding (including any governmental investigation) shall be instituted involving any person in respect of which indemnity may be sought pursuant to either of the two preceding paragraphs, such person (the “indemnified party”) shall promptly notify the person against whom such indemnity may be sought (the “indemnifying party”) in writing and the indemnifying party, upon request of the indemnified party, shall retain counsel reasonably satisfactory to the indemnified party to represent the indemnified party and any others the indemnifying party may designate in such proceeding and shall pay the reasonable fees and disbursements of such counsel related to such proceeding.  In any such proceeding, any indemnified party shall have the right to retain its own counsel, but the fees and expenses of such counsel shall be at the expense of such indemnified party unless (i) the indemnifying party and the indemnified party shall have mutually agreed to the retention of such counsel or (ii) the named parties to any such proceeding (including any impleaded parties) include both the indemnifying party and the indemnified party and representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them.  It is understood that the indemnifying party shall not, in respect of the legal expenses of any indemnified party in connection with any proceeding or related proceedings in the same jurisdiction, be liable for the fees and expenses of more than one separate firm (in addition to any local counsel) for all indemnified parties, and that all such fees and expenses shall be reimbursed as they are incurred.  Such separate firm shall be designated in writing by, in the case of parties indemnified pursuant to Section 6(a), the relevant Holder and, in the case of parties indemnified pursuant to Section 6(b), the Company.  The indemnifying party shall not be liable for any settlement of any proceeding effected without its written consent, but if settled with such consent or if there be a final judgment for the plaintiff, the indemnifying party agrees to indemnify the indemnified party from and against any loss or liability by reason of such settlement or judgment.  No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened proceeding in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party, unless such settlement includes an unconditional release of such indemnified party from all liability on claims that are the subject matter of such proceeding and does not include a statement as to, or an admission of, fault, culpability or a failure to act by or on behalf of an indemnified party.

(d)                                 CONTRIBUTION.  To the extent that the indemnification provided for in this Section 6 is unavailable to an indemnified party under Section 6(a) or 6(b) hereof in respect of any Losses or is insufficient to hold such indemnified party harmless, then each applicable indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such Losses (i) in such proportion as is appropriate to reflect the relative benefits received by the indemnifying party or parties on the one hand and the indemnified party or parties on the other hand or (ii) if the allocation provided in clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the indemnifying party or parties on the one hand and of the indemnified party or parties on the other hand in connection with the statements or omissions that resulted in such Losses, as well as any other relevant equitable considerations.  Benefits received by the Holders shall be deemed to be equal to the value of receiving Registrable Securities that are registered under the Securities Act.  The relative fault of the relevant Holder on the one hand and the Company on the other hand shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the relevant Holder or by the Company, and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.  Benefits received by any underwriter shall be deemed to be equal to the total underwriting discounts and commissions, as set forth on the cover page of the Prospectus forming a part of the Registration Statement which resulted in such Losses.

The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 6(d) were determined by pro rata allocation or by any other method or allocation that does not take into account the equitable considerations referred to in the immediately preceding paragraph.  The amount paid or payable by an indemnified party as a result of the Losses referred to in the immediately preceding paragraph shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim.  Notwithstanding this Section 6(d), an indemnifying party that is a selling Holder of Registrable Securities shall not be required to contribute any amount in excess of the amount by which the net proceeds received by such indemnifying party from Registrable Securities sold and distributed to the public exceeds the amount of any damages that such indemnifying party has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission.  No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

(e)                                  The indemnity and contribution provisions contained in this Section 6 shall remain operative and in full force and effect regardless of (i) any termination of this Agreement, (ii) any investigation made by or on behalf of the relevant Holder or any person controlling such Holder, or the Company, or the Company’s officers or directors or any person controlling the Company and (iii) the sale of any Registrable Securities by such Holder.

SECTION 7.                                ASSIGNMENT OF REGISTRATION RIGHTS.  The rights under this Agreement shall be automatically assignable by each Holder to any transferee of all of the Registrable Securities if: (i) such assignment is pursuant to a merger, consolidation or sale of substantially all of the assets of such Holder; (ii) such Holder agrees in writing with the transferee or assignee to assign such rights, and a copy of such agreement is furnished to the Company within a reasonable time after such assignment; (iii) the Company is, within a reasonable time after such transfer or assignment, furnished with written notice of the name and address of such transferee or assignee, (iv) immediately following such transfer or assignment the further disposition of such securities by the transferee or assignee is restricted under the 1933 Act and applicable state securities laws; (v) at or before the time the Company receives the written notice contemplated by clause (iii) of this sentence the transferee or assignee provides the Company with a writing agreeing to be bound by all of the provisions contained herein; and (vi) such transfer shall have been made in accordance with the applicable requirements of the Purchase Agreement.

SECTION 8.                                MISCELLANEOUS.

(a)                                  AMENDMENTS AND WAIVERS.  The provisions of this Agreement, including the provisions of this sentence, may not be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given, unless the Company has obtained the written consent of the Holders of at least a majority of the Registrable Securities then outstanding.  Each Holder of Registrable Securities outstanding at the time of any such amendment, modification, supplement, waiver or consent or thereafter shall be bound by any such amendment, modification, supplement, waiver or consent effected pursuant to this Section 8(a), whether or not any notice, writing or marking indicating such amendment, modification, supplement, waiver or consent appears on the Registrable Securities or is delivered to such Holder.

(b)                                 NOTICES.  All notices and other communications provided for or permitted hereunder shall be made in writing by hand delivery, by telecopier, by courier guaranteeing overnight delivery or by first-class mail, return receipt requested, and shall be deemed given (i) when made, if made by hand delivery, (ii) upon confirmation, if made by telecopier, (iii) one (1) Business Day after being deposited with such courier, if made by overnight courier or (iv) on the date indicated on the notice of receipt, if made by first-class mail, to the parties as follows:

(1)                                  if to a Holder, at the most recent location for such Holder provided to the Company;

(2)                                  if to the Company, to:

Intraware, Inc.
25 Orinda Way
Orinda, CA 94563
Attention:  John J. Moss, Vice President and General Counsel

with a copy to:

Wilson Sonsini Goodrich & Rosati, Professional Corporation
650 Page Mill Road
Palo Alto, CA  94304
Attention: Adam R. Dolinko
Telecopy No.:  (650) 493-6811

(c)                                  ADDITIONAL PARTIES.  The parties hereto agree that additional holders of securities of the Company may, with the consent only of the Company, be added as parties to this Agreement with respect to any or all securities of the Company held by them, and shall thereupon be deemed for all purposes “Holders” hereunder.  Any such additional party shall execute a counter-part of this Agreement, and upon execution by such additional party and by the Company, shall be considered a Holder for purposes of this Agreement.

(d)                                 SUCCESSORS AND ASSIGNS.  Except as set forth in Section 7 above, this Agreement shall not inure to the benefit of any other person other than the parties hereto, except a successor of the Company.

(e)                                  COUNTERPARTS.  This Agreement may be executed in any number of counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be original and all of which taken together shall constitute one and the same agreement.

(f)                                    HEADINGS.  The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

(g)                                 GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF CALIFORNIA WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAWS.

(h)                                 JURISDICTION.  Any action or proceeding seeking to enforce any provision of, or based on any right arising out of, this Agreement may be brought against any of the parties in the courts of the State of California or, if it has or can acquire jurisdiction, in the United States District Court for the Northern District of California, and each of the parties consents to the jurisdiction of such courts (and of the appropriate appellate courts) in any such action or proceeding and waives any objection to venue laid therein.  Process in any action or proceeding referred to in the preceding sentence may be served on any party anywhere in the world.

(i)                                     SEVERABILITY.  If any term provision, covenant or restriction of this Agreement is held to be invalid, illegal, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions set forth herein shall remain in full force and effect and shall in no way be affected, impaired or invalidated thereby, and the parties hereto shall use their best efforts to find and employ an alternative means to achieve the same or substantially the same result as that contemplated by such term, provision, covenant or restriction, it being intended that all of the rights and privileges of the parties shall be enforceable to the fullest extent permitted by law.

(j)                                     ENTIRE AGREEMENT.  This Agreement is intended by the parties as a final expression of their agreement and is intended to be a complete and exclusive statement of the agreement and understanding of the parties hereto in respect of the subject matter contained herein and the registration rights granted by the Company with respect to the Registrable Securities.  This Agreement supersedes all prior agreements and undertakings among the parties with respect to such registration rights.  No party hereto shall have any rights, duties or obligations other than those specifically set forth in this Agreement.

(k)                                  TERMINATION.  This Agreement and the obligations of the parties hereunder shall terminate as of the Effectiveness Termination Date, except for Section 6 hereof which shall remain in effect in accordance with its terms after the Effectiveness Termination Date.

(Remainder of page left intentionally blank.)

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

INTRAWARE, INC.

By:	/s/ Peter H. Jackson

Name: Peter H. Jackson

Title: CEO & President

Buyer

PERMAL U.S. OPPORTUNITIES LIMITED

By:	/s/ Sanford J. Colen

Name: Sanford J. Colen

Title: Manager of Apex Capital, LLC, the authorized investment advisor

ZAXIS EQUITY NEUTRAL, LP

By:	/s/ Sanford J. Colen

Name: Sanford J. Colen

Title: Manager of Apex Capital, LLC, the General Partner

ZAXIS INSTITUTIONAL PARTNERS, LP

By:	/s/ Sanford J. Colen

Name: Sanford J. Colen

Title: Manager of Apex Capital, LLC, the General Partner

POLLAT, EVANS & CO.

By:	/s/ Sanford J. Colen

Name: Sanford J. Colen

Title: Manager of Apex Capital, LLC, the General Partner

PETER W. BRANAGH AND RAMONA Y. BRANAGH, TRUSTEES FOR THE BRANAGH REVOCABLE TRUST

By:	/s/ Sanford J. Colen

Name: Sanford J. Colen

Title: Manager of Apex Capital, LLC, the authorized investment advisor

ZAXIS OFFSHORE LIMITED

By:	/s/ Sanford J. Colen

Name: Sanford J. Colen

Title: Manager of Apex Capital, LLC, the authorized investment advisor

ZAXIS INSTITUTIONAL OFFSHORE

By:	/s/ Sanford J. Colen

Name: Sanford J. Colen

Title: Manager of Apex Capital, LLC, the authorized investment advisor

ZAXIS PARTNERS, LP

By:	/s/ Sanford J. Colen

Name: Sanford J. Colen

Title: Manager of Apex Capital, LLC, the General Partner

BARCLAYS GLOBAL INVESTORS LTD.

By:	/s/ Sanford J. Colen

Name: Sanford J. Colen

Title: Manager of Apex Capital, LLC, the authorized investment advisor

GUGGENHEIM PORTFOLIO COMPANY XIII

By:	/s/ Sanford J. Colen

Name: Sanford J. Colen

Title: Manager of Apex Capital, LLC, the authorized investment advisor

SANFORD J. COLEN AND JEAN N. COLEN AS TRUSTEES OF THE COLEN TRUST DATEDJUNE 20, 2001

By:	/s/ Sanford J. Colen

Name: Sanford J. Colen

Title: Trustee

MITCHELL AND DAREN BERKETT TUCHMAN, TRUSTEES OF THE PENNY TRUST UTD 4/5/99

By:	/s/ Mitchell Tuchman

Name: Mitchell Tuchman

Title: Trustee

/s/ Charles H. Finnie
CHARLES H. FINNIE

/s/ Adam Fiore
ADAM FIORE

Schedule I

Schedule of Buyers

Name/Address of Buyer

Permal U.S. Opportunities Limited

Zaxis Equity Neutral, LP

Zaxis Institutional Partners, LP

Pollat, Evans & Co.

Peter W. Branagh and Ramona Y. Branagh, Trustees for the Branagh Revocable Trust

Zaxis Offshore Limited

Zaxis Institutional Offshore

Zaxis Partners, LP

Barclays Global Investors Ltd.

Guggenheim Portfolio Company XIII

Sanford J. Colen and Jean N. Colen as Trustees of the Colen Trust datedJune 20, 2001

Mitchell and Daren Berkett Tuchman, Trustees of the Penny Trust UTD 4/5/99

Charles H. Finnie

Adam M. Fiore